UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 10, 2006
ConocoPhillips
(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

600 North Dairy Ashford
Houston, Texas		77079
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 293-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Terms Agreement
Form of the terms of the 2012 Notes
Form of the terms of the 2016 Notes and 2036 Notes
Opinion of Baker Botts L.L.P.

Item 8.01 Other Events.
          On October 10, 2006, ConocoPhillips, a Delaware corporation (“ConocoPhillips”), ConocoPhillips Canada Funding Company I, a Nova Scotia unlimited liability company (“Funding I”) and ConocoPhillips Canada Funding Company II, a Nova Scotia unlimited liability company (“Funding II”), entered into a Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated October 10, 2006 (the “Terms Agreement”), among ConocoPhillips, Funding I, Funding II and the several Underwriters named in Schedule A to the Terms Agreement, relating to the underwritten public offering by (i) Funding I of $1,250,000,000 aggregate principal amount of its 5.625% Notes due 2016 (the “2016 Notes”), fully and unconditionally guaranteed by ConocoPhillips and ConocoPhillips Company, a Delaware corporation (“CPCo”), to be issued pursuant to an Indenture, to be dated as of October 13, 2006 (the “Funding I Indenture”), among Funding I, as issuer, ConocoPhillips and CPCo, as guarantors, and The Bank of New York Trust Company, National Association, as trustee, and (ii) Funding II of $350,000,000 aggregate principal amount of its 5.30% Notes due 2012 (the “2012 Notes”) and $500,000,000 aggregate principal amount of its 5.95% Notes due 2036 (collectively with the 2016 Notes and the 2012 Notes, the “Notes”), in each case fully and unconditionally guaranteed by ConocoPhillips and CPCo, to be issued pursuant to an Indenture, to be dated as of October 13, 2006 (the “Funding II Indenture”), among Funding II, as issuer, ConocoPhillips and CPCo, as guarantors, and The Bank of New York Trust Copmany, National Association, as trustee. The terms of the Notes are further described in the prospectus supplement of ConocoPhillips, Funding I, Funding II and CPCo dated October 10, 2006, together with the related prospectus dated October 11, 2006, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on October 11, 2006, which description is incorporated herein by reference.
          A copy of the Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), the form of Funding I Indenture, the form of Funding II Indenture and the form of the terms of Notes of each series have been filed as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively, to this report and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated October 10, 2006, among ConocoPhillips, ConocoPhillips Canada Funding Company I, ConocoPhillips Canada Funding Company II and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	Form of Indenture among ConocoPhillips Canada Funding Company I, as issuer, ConocoPhillips and ConocoPhillips Company, as guarantors, and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement of ConocoPhillips, ConocoPhillips Company, ConocoPhillips Canada Funding Company I and ConocoPhillips Canada Funding Company II on Form S-3; Registration Nos. 333-137890, 333-137890-01, 333-137890-02 and 333-137890-03).

4.2	Form of Indenture among ConocoPhillips Canada Funding Company II, as issuer, ConocoPhillips and ConocoPhillips Company, as guarantors, and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement of ConocoPhillips, ConocoPhillips Company, ConocoPhillips Canada Funding Company I and ConocoPhillips Canada Funding Company II on Form S-3; Registration Nos. 333-137890, 333-137890-01, 333-137890-02 and 333-137890-03).

4.3	Form of the terms of the 2012 Notes, including the form of 2012 Note.

4.4	Form of the terms of the 2016 Notes and 2036 Notes, including the form of 2016 Note and 2036 Note.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

	By:	/s/ Stephen F. Gates

Stephen F. Gates
Senior Vice President and General Counsel

Date: October 13, 2006

EXHIBIT INDEX
1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated October 10, 2006, among ConocoPhillips, ConocoPhillips Canada Funding Company I, ConocoPhillips Canada Funding Company II and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	Form of Indenture among ConocoPhillips Canada Funding Company I, as issuer, ConocoPhillips and ConocoPhillips Company, as guarantors, and The Bank of New York Trust Company, N.A., as trustee, (incorporated by reference to Exhibit 4.1 to the Registration Statement of ConocoPhillips, ConocoPhillips Company, ConocoPhillips Canada Funding Company I and ConocoPhillips Canada Funding Company II on Form S-3; Registration Nos. 333-137890, 333-137890-01, 333-137890-02 and 333-137890-03).

4.2	Form of Indenture among ConocoPhillips Canada Funding Company II, as issuer, ConocoPhillips and ConocoPhillips Company, as guarantors, and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement of ConocoPhillips, ConocoPhillips Company, ConocoPhillips Canada Funding Company I and ConocoPhillips Canada Funding Company II on Form S-3; Registration Nos. 333-137890, 333-137890-01, 333-137890-02 and 333-137890-03).

4.3	Form of the terms of the 2012 Notes, including the form of 2012 Note.

4.4	Form of the terms of the 2016 Notes and 2036 Notes, including the form of 2016 Note and 2036 Note.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).